VENCORE SOLUTIONS LLC

A DELAWARE LIMITED LIABILITY COMPANY
Financial Services and Emerging Growth Companies Coming Together

4500 SW Kruse Way, Suite 350 • Lake Oswego, OR 97035
503.699.4997 • FAX: 503.675.3136

LOAN AND SECURITY AGREEMENT NUMBER 1202

THIS LOAN AND SECURITY AGREEMENT is made by MICROHELIX, INC. an Oregon Corporation and MOORE ELECTRONICS, INC., an Oregon Corporation (Co-Debtors), and VENCORE SOLUTIONS LLC ("Lender"), a Delaware Limited Liability Company. In consideration of the mutual agreements contained herein, the parties hereto agree as follows:

SECTION 1. DEFINITIONS.

1.1 Defined Terms. As used in this Agreement the following terms have the following defined meanings, unless the context otherwise requires (such terms to be equally applicable to both singular and plural forms of the terms defined):

"Agreement", "hereof", "hereto", "hereunder" and words of similar import shall mean this Loan and Security Agreement, as the same may from time to time be amended, modified or supplemented.

"Business Day" means a day other than a Saturday, Sunday or legal holiday under the laws of the State of Oregon.

"Chattel Paper" has the meaning assigned to it in the Code.

"Closing Date" means each date on which a Loan is made pursuant hereto.

"Code" means the Uniform Commercial Code as from time to time in effect in the State of Oregon.

"Collateral" means the Equipment and the Proceeds thereof.

"Commitment" means the obligation of Lender to make the Loans in the aggregate principal amount specified in Section 2.1.

"Cost" means, with respect to any item or Unit of Equipment, the manufacturer's or supplier's invoiced purchase price therefore (after giving effect to any discount or other reduction plus applicable duty and freight charges) payable by Co-Debtors, which amount shall be set forth in the Supplement pertaining to such item or Unit of Equipment.

"Default" shall mean any event which with notice, lapse of time, and/or any further condition, event or act would constitute an Event of Default.

"Equipment" means any and all items of equipment, software license rights and other personal property which are listed on Supplements hereto and all other equipment, together with all accessories, parts, repairs, replacements, substitutions, attachments, modifications, renewals, additions, improvements, upgrades and accessions of, to or upon such items of equipment, now or at any time hereafter acquired.

"Event of Default" has the meaning set forth in Section 7.

"Event of Loss" means, with respect to any item of Equipment, (i) the actual or constructive loss of such item of Equipment or the use thereof, in each case to an extent which makes repair uneconomical or restoration thereof unfit for normal use, due to theft, destruction or damage from any reason whatsoever, or (ii) the condemnation, confiscation or seizure of, or requisition of title to or use of, such item of Equipment by any governmental authority or any other Person, whether or not acting under color of governmental authority.

"Financial Statements" means Co-Debtors' financial statements and shall be comprised of at least a balance sheet and profit and loss statement and may include a cash flow statement.

"Insolvency Proceeding" means any proceeding commenced by or against any Person under any provision of the Bankruptcy Code or under any other state or federal bankruptcy or insolvency law (including any receivership or like proceeding), assignments for the benefit of creditors, formal or informal moratoria, compositions, extensions generally with creditors, or proceedings seeking reorganization, arrangement, or other similar relief.

"Liens" means liens, mortgages, security interests, pledges, title retentions, charges, financing statements or other encumbrances of any kind whatsoever on the Collateral.

"Loan" means each loan made by Lender pursuant to this Agreement.

"Loan Documents" means this Agreement, the Notes, the Supplements, any other note executed by Co-Debtors in connection with this Agreement, and any other agreement entered into, now or in the future, by Co-Debtors and Lender or any guarantor in connection herewith.

"Note" means each promissory note of Co-Debtors evidencing a Loan, as described in Section 2.2, substantially in the form of Exhibit A hereto, as the same may from time to time be amended, modified or supplemented.

"Obligations" means (i) the aggregate unpaid principal amount of, and accrued interest on, the Notes; (ii) all other obligations and liabilities of Co-Debtors, now existing or hereafter incurred, under, arising out of or in connection with this Agreement, or any Note or any other Loan Document; and (iii) any and all other present and future indebtedness, obligations and liabilities of any kind whatsoever of Co-Debtors to Lender, whether direct or indirect, joint or several, absolute or contingent, liquidated or unliquidated, secured or unsecured, matured or unmatured and whether originally contracted with Lender or otherwise acquired by Lender or from time to time reduced and thereafter increased.

"Person" means natural persons, corporations, limited liability companies, limited partnerships, general partnerships, limited liability partnerships, joint ventures, trusts, land trusts, business trusts, or other organizations, irrespective of whether they are legal entities, and governments and agencies and political subdivisions thereof.

"Proceeds" has the meaning assigned to it in the Code, and in any event, shall include, but not be limited to, (i) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to Co-Debtors from time to time with respect to any of the Equipment; (ii) any and all payments (in any form whatsoever) made or due and payable to Co-Debtors from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Equipment by any governmental body, authority, bureau or agency or any other Person (whether or not acting under color of governmental authority); (iii) accounts arising out of any chattel paper evidencing a lease of, and any and all other, rents or profits or other amounts from time to time paid or payable in connection with, any of the Equipment; and (iv) any and all proceeds of any sale, transfer or other disposition and any and all other rents or profits or other amounts from time to time paid or payable in connection with any of the Equipment.

"Supplement" means each Supplement executed and delivered by Co-Debtors in substantially the form of Exhibit B attached hereto.

"Unit of Equipment" will include, but not be limited to, those items of Equipment described on a particular Supplement and either financed with the same Loan or pledged as collateral by Co-Debtors to Lender to secure the Loan.

1.2 Accounting Terms. All accounting terms not specifically defined herein shall be construed in accordance with generally accepted accounting principles.

SECTION 2. AMOUNT AND TERMS OF LOAN.

2.1 Commitment. Subject to the terms and conditions of this Agreement, Lender agrees to make Loans, from time to time, to Co-Debtors in an aggregate principal amount not to exceed Three Hundred Fifty Thousand Dollars and 00/100 ($350,000.00). For the purpose of this Loan and Security Agreement, Three Hundred Fifty Thousand Dollars and 00/100

($350,000.00) will be disbursed upon execution of Promissory Note 01, attached hereto as Exhibit A No Loan which is repaid may be reborrowed.

2.2 The Notes.

(a) Each Loan shall be evidenced by a promissory note of Co-Debtors substantially in the form of Exhibit A hereto, with appropriate insertions therein as to amounts, dates and interest rate, in each case, as determined by Lender. Co-Debtors' obligation to repay the Notes and all other amounts payable hereunder is absolute and unconditional under any and all circumstances and shall not be affected by any circumstances of any character whatsoever. Each Note shall (i) be dated the date on which the Loan evidenced thereby is made; (ii) be for the term specified in such Note; and (iii) be stated to be paid in consecutive monthly installments of principal plus interest, on the dates and in the amounts set forth in such Note. If any amount is not paid within ten days of when due under the Notes, Co-Debtors shall pay to Lender a late charge of five percent (5%) of the subject amount. Such late charge shall be immediately assessed and due.

(b) Each Note shall be identified with the Unit of Equipment financed by the Loan or used to secure the Loan it evidences by reference to the Supplement covering such Unit of Equipment. Such identification of the Notes is for convenience of reference only and is not intended to imply that any Note is collateralized only by the Unit of Equipment identified with it. The Collateral secures all Loans evidenced by the Notes.

(c) The Notes (and the related Loans) may not be prepaid in whole or in part.

2.3 Use of Proceeds. Unless Lender otherwise consents in advance in writing, the proceeds of each Loan shall be used by Co-Debtors solely to pay the vendors for the purchase of the Unit of Equipment described in the applicable Supplement, refinance any purchase money loan related thereto, reimburse Co-Debtors for the purchase of such Unit of Equipment or pay down existing note holders, in no event to exceed the aggregate Cost thereof. The Unit of Equipment shall be used exclusively in Co-Debtors' business and shall not be used for personal, family, household or agricultural purposes.

2.4 Security Deposit. Security deposits received by Lender are to guarantee prompt and full payment and the faithful and timely performance of all provisions of each Note by Co-Debtors. Security deposits secure all obligations of Co-Debtors to Lender under the Notes or otherwise. Unless otherwise specified in the applicable Exhibit A to this Loan and Security Agreement or in another instrument in writing signed by Lender and Co-Debtors, no interest will accrue on the security deposit to the account of Co-Debtors. If Co-Debtors are not in default under any agreement with Lender, the security deposit shall be returned to Co-Debtors per the terms specified in the applicable Exhibit A to this Loan and Security Agreement or such other instrument in writing signed by Lender and Co-Debtors. In the event Co-Debtors defaults on any of their obligations to Lender, Lender shall have the right, but shall not be obligated, to apply the security deposit to cure such default, and if so applied, Co-Debtors shall, within ten (10) days, restore the security deposit to the full amount held by Lender prior to any application to cure such default.

SECTION 3. CONDITIONS OF BORROWING.

3.1 Conditions of Each Loan. Lender shall not be required to make any Loan hereunder (including the initial Loan) unless on the Closing Date of such Loan:

(a) Supplement. Co-Debtors shall have executed and delivered to Lender a Supplement describing in a manner satisfactory to Lender the Unit of Equipment to be financed by or to be used to secure such Loan.

(b) Note. The Note evidencing such Loan shall have been duly executed and delivered to Lender.

(c) Equipment Delivery; Equipment Satisfactory to Lender. Lender shall have received evidence satisfactory to it that the Unit of Equipment being financed by or used to secure such Loan shall have been duly delivered to and accepted by Co-Debtors.

(d) Invoice and Title. If requested by Lender, Lender shall have received copies of the invoice or invoices covering the acquisition of the items of Equipment constituting the Unit of Equipment being financed with such Loan together with copies of the bills of sale, if any, conveying such items to Co-Debtors.

(e) Payment of Equipment Cost. Lender shall be satisfied that the Cost of each item of Equipment constituting the Unit of Equipment being financed by such Loan has been fully paid.

(f) Insurance. Lender shall have received evidence satisfactory to it that the Unit of Equipment being financed by or used to secure such Loan is insured in accordance with the provisions of this Agreement.

(g) Security Interest. All filings deemed necessary or desirable by Lender to establish, protect, preserve and perfect its security interest in the Unit of Equipment being financed by or used as security for such Loan as a valid perfected first (and only) priority security interest shall have been duly effected, and all fees, taxes and other charges relating to such filings and recordings shall have been paid by Co-Debtors.

(h) Waivers. Co-Debtors will obtain and provide Lender with third party landlord and/or mortgagee waivers wherein the third parties will acknowledge Lender's first priority claim and security interest to the Unit of Equipment.

(i) Representations. (i) The material representations and warranties contained in this Agreement shall be true and correct in all respects on and as of the date of the making of such Loan with the same effect as if made on and as of such date; (ii) no Default or Event of Default shall be in existence on the date of the making of such Loan or shall occur as a result of such Loan; and (iii) the acceptance by Co-Debtors of each Loan shall constitute a representation by Co-Debtors that the statements contained in clauses (i) and (ii) above are true and correct on the date of such Loan.

(j) Other Documents and Information. Lender shall have received from Co-Debtors, in form and substance satisfactory to Lender, such other documents and information as Lender shall reasonably request.

(k) Legal Matters. All legal matters with respect to and all legal documents executed in connection with the transactions contemplated by this Agreement shall be satisfactory to counsel for Lender.

SECTION 4. REPRESENTATIONS AND WARRANTIES.

To induce Lender to enter into this Agreement and to make each Loan, Co-Debtors represent and warrant to Lender that:

4.1 Organization. Co-Debtors are corporations duly organized or formed, validly existing and in good standing under the laws of Oregon, have the necessary authority and power to own the Equipment and its other assets and to transact the business in which it is engaged.

4.2 Power and Authority. Co-Debtors have full power, authority and legal right to execute and deliver this Agreement and the Notes, to perform their obligations hereunder and thereunder, to borrow hereunder and to grant the security interest created by this Agreement.

4.3 Consents and Permits. Other than the agreements with BFI Business Finance, a California Corporation and Marti Lundy, individual, no consent of any other party, and no consent, license, approval or authorization of, exemption by, or registration or declaration with, any governmental body, authority, bureau or agency is required in connection with (i) the execution, delivery or performance by Co-Debtors of this Agreement or the Notes; or (ii) the validity or enforceability of this Agreement or the Notes.

4.4 No Legal Bar. Other than the agreements with BFI Business Finance, a California Corporation and Marti Lundy, individual, the execution, delivery and performance by Co-Debtors of this Agreement and the Notes do not and will not violate any provision of any applicable law or regulation or of any judgment, award, order, writ or decree of any court or governmental instrumentality, will not violate any provision of the organizational documents of Co-Debtors and will not violate any provision of or cause a default under any mortgage, indenture, contract, agreement or other undertaking to which Co-Debtors are a party or which purports to be binding upon Co-Debtors or upon any of their assets, and will not result in the creation or imposition of any lien on any of the assets of Co-Debtors other than the security interest intended to be created hereby.

4.5 No Defaults. Co-Debtors are not in default, and no event or condition exists which after the giving of notice or lapse of time or both would constitute an event of default, under any mortgage, indenture, contract, agreement, judgment or

other undertaking to which Co-Debtors are a party or which purports to be binding upon Co-Debtors or upon any of their assets.

4.6 Enforceability. This Agreement has been duly authorized, executed and delivered by Co-Debtors and constitutes a legal, valid and binding obligation of Co-Debtors enforceable in accordance with its terms. When executed and delivered, each Note shall have been duly authorized, executed and delivered by Co-Debtors and shall constitute a legal, valid and binding obligation of Co-Debtors enforceable in accordance with its terms, subject to bankruptcy laws in the State of Oregon.

4.7 No Litigation. There is no action, suit, investigation or proceeding (whether or not purportedly on behalf of Co-Debtors) pending or, to Co-Debtors' knowledge, threatened against or affecting Co-Debtors or any of their assets (i) which involves any of the Equipment or any of the transactions contemplated by this Agreement; or (ii) which could have an adverse effect upon the transactions contemplated by this Agreement or a material adverse effect on the business, operations or financial condition of Co-Debtors.

4.8 Title to Equipment. On each Closing Date, Co-Debtors shall have good and marketable title to the Unit of Equipment being financed or being used as security on such Closing Date, subject to no Liens except the security interest created hereby in favor of Lender. Lender recognizes those lien interests held by BFI Business Finance, a California Corporation and Marti Lundy, individual.

4.9 Taxes. Co-Debtors have filed all Federal, state and local income tax returns that are required to be filed, and have paid (or provided for the payment of) all taxes as shown on said returns and all assessments received by them, to the extent that such taxes and assessments have become due, and Co-Debtors do not have any knowledge or any actual or proposed deficiency or additional assessment in connection therewith. The charges, accruals and reserves on the books of Co-Debtors in respect of Federal, state and local taxes for all open years, and for the current fiscal year, make adequate provision for all unpaid tax liabilities for such periods.

4.10 Financial Statements. Co-Debtors will provide Lender with financial statements consistent with SEC regulations.

4.11 Full Disclosure. No written representation, warranty or other statement of Co-Debtors in any certificate, agreement or other document given to Lender, as of the date such representations, warranties, or other statements were made, taken together with all such written certificates, agreements and other document statements given to Lender, contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained in the certificates or statements not misleading.

SECTION 5. COVENANTS.

Co-Debtors covenant and agree that from and after the date hereof and so long as the Commitment or any Obligation is outstanding:

5.1 Notices. Co-Debtors will give timely written notice to Lender of (i) the occurrence of any Default or Event of Default; (ii) the commencement or threat of any material litigation or proceedings affecting Debtor or the Equipment; and (iii) any dispute between Co-Debtors and any governmental regulatory body or other party that involves any of the Equipment or that might materially interfere with the normal business operations of Co-Debtors.

5.2 Laws; Obligations; Operations. Co-Debtors will (i) duly observe and conform to all requirements of any governmental authorities relating to the conduct of their business or to their properties or assets, except for any such requirements for which the results of non-compliance, individually or in the aggregate, would not affect Co-Debtors' ability to perform their obligations under the Agreement or result in a Lien upon any of the Collateral; (ii) maintain their existence as a legal entity and obtain and keep in full force and effect all rights, franchises, licenses and permits which are necessary to the proper conduct of their business; (iii) obtain or cause to be obtained as promptly as possible any governmental, administrative or agency, approval and make any filing or registration therewith which at the time shall be required with respect to the performance of their obligations under this Agreement or the operation of their businesses; and (iv) pay all fees, taxes, assessments and governmental charges or levies imposed upon any of the Equipment.

5.3 Inspection. Lender or its authorized representative may during normal business hours inspect the Collateral and the books and records of Co-Debtors related thereto.

5.4 Further Assurances. Co-Debtors will promptly, at any time and from time to time, at their sole expense, execute and deliver to Lender such further instruments and other documents, and take such further action, as Lender may from time to time reasonably request to further carry out the intent and purpose of this Agreement and to establish and protect the rights, interests and remedies created, or intended to be created, in favor of Lender hereby, including, without limitation, any and all security agreements, assignments, endorsements of certificates of title, and all other documents that Lender may reasonably request, in form and substance satisfactory to Lender, to create, perfect and continue to perfect or to better perfect the Lender's Liens in the Collateral. To the maximum extent permitted by applicable law, Co-Debtors authorize Lender to execute any such Additional Documents in Co-Debtors' name and authorizes Lender to file such executed Additional Documents in any appropriate filing office. Co-Debtors will pay, or reimburse Lender for any and all reasonable fees, costs and expenses of whatever kind or nature incurred in connection with the creation, preservation and, upon the occurrence of an Event of Default which is continuing, protection of Lender's security interest in the Collateral, including, without limitation, all fees and taxes in connection with the recording or filing of instruments and documents in public offices, payments or discharge of any taxes or Liens upon or in respect of the Equipment, premiums for insurance with respect to the Equipment and all other fees, costs and expenses (including reasonable attorneys' fees) in connection with protecting, insuring, maintaining or preserving the Equipment and Lender's interests therein, whether through judicial proceedings or otherwise, or in connection with defending or prosecuting any actions, suits or proceedings arising out of or related to the Equipment; and all such amounts that are paid by Lender shall, until reimbursed by Co-Debtors, constitute Obligations of Co-Debtors secured by the Collateral. Such amounts shall be payable on demand.

5.5 No Disposition of Collateral. Without the prior written consent of Lender, Co-Debtors will not sell, convey, transfer, exchange, lease or otherwise relinquish possession or dispose of any of the Collateral.

5.6 No Liens. Co-Debtor will not create, assume or suffer to exist any Lien of any kind upon the Collateral except for the security interest created hereby. Lender recognizes those lien interests held by BFI Business Finance, a California Corporation and Marti Lundy, individual.

5.7 Co-Debtors' Title; Lender's Security Interest; Personal Property. Co-Debtors will warrant and defend their title to the Equipment, and Lender's perfected first priority security interest in the Collateral, against all claims and demands whatsoever. Co-Debtors agree that the Equipment shall be and at all times remain separately identifiable personal property. Co-Debtors shall, at their expense, take such action (including the obtaining and recording of waivers) as may be necessary to prevent any third party from acquiring any right to or interest in the Equipment by virtue of the Equipment being deemed to be real property or a part of real property or a part of other personal property, and if at any time any person shall claim any such right or interest, Co-Debtors shall, at their expense, cause such claim to be waived in writing or otherwise eliminated to Lender's satisfaction within 30 days after such claim shall have first become known to Co-Debtors.

5.8 No Changes in Co-Debtors. Without the prior written consent of Lender, Co-Debtors will not (i) enter into any merger or consolidation; (ii) liquidate or dissolve; (iii) sell, transfer or otherwise dispose of all or substantially all of their assets; (iv) change the form of organization of their business or state of organization or formation; or (v) without thirty (30) days prior written notice to Lender, change their names or their chief place of business.

5.9 Use of Equipment; Maintenance; Identification.

(a) Without Lender's prior written consent, Co-Debtors will not permanently move any of the Equipment from the location specified on the Supplement relating thereto.

(b) Co-Debtors will use the Equipment in a careful and proper manner, will substantially comply with and substantially conform to all governmental laws, rules and regulations relating thereto, and will cause the Equipment to be operated as deemed reasonably prudent by Co-Debtors and only by personnel which it is reasonable for Co-Debtors to believe are competent and duly qualified.

(c) Co-Debtors will, at its own expense, keep and maintain the Equipment in good repair, condition and working order and furnish all parts, replacements, mechanisms, devices and servicing required therefore so that the value, condition and operating efficiency thereof will at all times be maintained and preserved, reasonable wear and tear excepted. All such repairs, parts, mechanisms, devices and replacements shall immediately, without further act, become part of the Equipment when incorporated thereon and subject to the security interest created by this Agreement. Co-Debtors will not make or authorize any improvement, change, addition or alteration to the Equipment if such improvement, change, addition or alteration will impair Co-Debtors' intended function or use of the Equipment or impair the value of the Equipment as it existed immediately prior to such improvement, change,

addition or alteration. Any part added to the Equipment in connection with any improvement, change, addition or alteration shall immediately, without further act, become part of the Equipment when incorporated thereon and subject to the security interest created by this Agreement.

(d) If requested by Lender in writing, Co-Debtors shall, at their expense, attach to each item of Equipment a notice satisfactory to Lender disclosing Lender's security interest in such item of Equipment.

5.10 Insurance. Co-Debtors' Liability and Property Insurance policies with Hartford Insurance Company, specifically policy numbers 52UUNUM6107, 52R4UUM5628 and 52WENZ5112 meet the minimum terms of insurance required under this Section 5.10. In the event Co-Debtors change policies, any future policy must cave coverages that are consistent with the above referenced policies in all respects.

5.11 Financial Statements. Co-Debtors will prepare Financial Statements on a monthly basis and will provide Lender with copies of such Financial Statements not more than twenty (20) days after the end of each calendar month. For any Debtors that are also Public Companies, Co-Debtors will provide to Lender their Financial Statements included in its 10-Q, 10-K and 8-K filings with the Securities and Exchange Commission, within ten (10) days after each filing.

SECTION 6. SECURITY INTEREST.

6.1 Grant of Security Interest. As collateral security for the prompt and complete payment and performance when due of all the Obligations and to induce Lender to enter into this Agreement and make the Loans in accordance with the terms hereof, Co-Debtors hereby assign, convey, mortgage, pledge, hypothecate and transfer to Lender, and hereby grants to Lender a first priority security interest in, all Co-Debtors' right, title and interest in and to the Collateral.

6.2 Filing of Financing Statements. Co-Debtors authorize Lender to prepare and file any financing statement necessary or desirable to perfect Lender's security interest in the Collateral, and any continuation statement or amendment with respect thereto, in any appropriate filing office. Co-Debtors hereby ratify the filing of any financing statement filed without the signature of Co-Debtors prior to the date hereof.

6.3 Lender Appointed as Attorney-in-Fact. In the event Co-Debtors are in default under the terms of this Loan and Security Agreement, then for so long as Co-Debtors have any financial obligations to Lender, Co-Debtors hereby irrevocably make, constitute, and appoint Lender (and any of Lender's officers, employees, or agents designated by Lender) as Co-Debtors' true and lawful attorney, with power to (i) if Co-Debtors refuse to, or fail timely to execute and deliver any of the documents requested by Lender pursuant to Section 5.4, sign Co-Debtors' name on any such document; (ii) endorse Co-Debtors' name on any of its payment items that may come into Lender's possession; (iii) make, settle, and adjust all claims under Co-Debtors' policies of insurance relating to the Equipment and make all determinations and decisions with respect to such policies of insurance. The appointment of Lender as Co-Debtors' attorney, and each and every one of their rights and powers, being coupled with an interest, is irrevocable.

SECTION 7. EVENTS OF DEFAULT.

The following events shall each constitute an event of default ("Event of Default") under this Agreement:

(a) Co-Debtors shall fail to pay any Obligation after the same becomes due (whether at the stated maturity, by acceleration or otherwise);

(b) Any representation or warranty made by Co-Debtors in this Agreement or in connection with any Loan, or by Co-Debtors in any document, certificate or financial or other statement now or hereafter furnished by Co-Debtors to Lender in connection with this Agreement shall at any time prove to be untrue or misleading in any material respect as of the time when made;

(c) Co-Debtors shall fail, in any material respect, to observe any covenant, condition or agreement contained in Section 5;

(d) Co-Debtors shall fail to observe or perform any other covenant, condition or agreement contained in this Agreement or any other Loan Documents, and such failure shall continue unremedied for a period of ten (10) days or more after written notice;

(e) Any parent or subsidiary of Co-Debtors shall (i) (A) default in the payment of any obligation to Lender or to any of Lender's subsidiaries or other affiliates, beyond the period of grace, if any, provided with respect thereto, or (B) default in the payment of any obligation to any Person other than Lender or its subsidiaries or other affiliates, whether such obligation is for borrowed money, under any lease, under any guarantee or similar accommodation, or for the deferred purchase price of property including interest thereon, beyond the period of grace, if any, provided with respect thereto, provided, however, that there shall be excluded herefrom, trade and other accounts and accrued expenses payable in the ordinary course of business in accordance with customary trade terms and which are not overdue in accordance with such terms for a period of more than sixty (60) days, or, if overdue for more than sixty (60) days, as to which a dispute exists and adequate reserves in conformity with generally accepted accounting principles have been established on Co-Debtors' books; or (ii) default in the performance or observance of any other term, condition or agreement contained in any such obligation or in any agreement relating thereto, beyond the period of grace, if any, provided with respect thereto, if the effect of such default is to cause, or permit the holder or holders of such obligation (or a trustee on behalf of such holder or holders) to cause, such obligation to become due prior to its stated maturity or to realize upon any collateral given as security therefore;

(f) If an Insolvency Proceeding shall have been commenced by Co-Debtors or any subsidiary of Co-Debtors;

(g) If an Insolvency Proceeding shall have been commenced against Co-Debtors or any subsidiary of Co-Debtors, and any of the following events occur: (i) Co-Debtors or such subsidiary shall have acquiesced or consented to the institution of such Insolvency Proceeding against it; (ii) the petition commencing the Insolvency Proceeding shall not have been timely controverted; provided, however, that, during the pendency of such period, Lender shall be relieved of its Commitment to extend credit hereunder; (iii) the petition commencing the Insolvency Proceeding shall not have been dismissed within forty-five (45) calendar days of the date of the filing thereof; provided, however, that, during the pendency of such period, Lender shall be relieved of its Commitment to extend credit hereunder; or (iv) an order for relief shall have been entered therein;

(h) An Event of Loss shall have occurred;

(i) Any of the events described in subsections (a) through (g) shall occur with respect to any guarantor of the Loans or other Obligations or such guarantor shall otherwise fail to perform or otherwise default under its guaranty agreement.

SECTION 8. REMEDIES.

8.1 Termination: Acceleration. If an Event of Default specified in Section 7(f) or (g) shall occur, then, and in any such event, the Commitment shall immediately terminate and the Loans and all other Obligations shall become immediately due and payable without any notice or other action by Lender. If any other Event of Default shall occur and be continuing, then, and in any such event, Lender may, without any notice or demand, (i) terminate forthwith the Commitment and/or (ii) declare the Loans and all other Obligations to be immediately due and payable.

8.2 Additional Remedies. If an Event of Default shall occur and be continuing, Lender may exercise, in addition to all other rights and remedies granted to it in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a creditor, whether secured or unsecured, under the Code or under any other applicable law. Without limiting the generality of the foregoing, Co-Debtors agree that in any such event, Lender, without notice or demand of any kind (except the notice specified below of the time and place of public or private sale) to or upon Co-Debtors or any other Person (all and each of which demands and/or notices are hereby expressly waived), may forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase or otherwise dispose of and deliver the Collateral (or contract to do so), or any part thereof, in one or more parcels at public or private sale or sales, at any exchange or broker's board or at any of Lender's offices or elsewhere at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. Lender shall have the right upon any such public sale or sales, to the extent permitted by law, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in Co-Debtors, which right or equity is hereby expressly released. Co-Debtors further agree, at Lender's request, to assemble the Collateral, make it available to Lender at places which Lender shall reasonably select, whether at Co-Debtors' premises or elsewhere. Lender shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization, disposition or sale (after deducting all reasonable costs and expenses of every kind incurred by Lender or incidental to the sale, disposition, care, safekeeping, preparation for sale or otherwise of any or all of the Collateral or in any way relating to the rights of Lender hereunder, including reasonable attorneys' fees and legal expenses) to the payment in whole or to part of the Obligations, in such order as

Lender may elect and only after so applying such net proceeds and after the payment by Lender of any other amount required by any provision of law, shall Lender account for the surplus, if any, to Co-Debtors. To the extent permitted by applicable law, Co-Debtors waive all claims, damages, and demands against Lender arising out of the repossession, retention or sale of the Collateral. Co-Debtors agree that Lender need not give more than ten (10) days notice (which notification shall be deemed given when mailed in accordance with Section 9.2) of the time and place of any public sale or of the time after which a private sale may take place and that such notice is reasonable notification of such matters. Co-Debtors shall be liable for any deficiency if the proceeds of any sale or disposition of the Collateral are insufficient to pay the Obligations and all other amounts to which Lender is entitled.

8.3 Cumulative Remedies. Lender's rights and remedies under this Agreement and the other Loan Documents are cumulative and may be exercised singularly or concurrently. Lender has all rights and remedies provided under this Agreement, the Code, by law, or in equity. Lender's exercise of any right or remedy is not an election, and no failure or delay on the part of Lender in exercising any right, remedy, power or privilege hereunder or under any Note shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

8.4 Waiver by Co-Debtors. Co-Debtors hereby waive presentment, demand, protest or any notice, except as expressly provided in Section 8 (to the extent permitted by applicable law) of any kind in connection with this Agreement or any Collateral. To the extent permitted by the Code or other applicable law, Co-Debtors waive any rights now or hereafter conferred by statute or otherwise which limit or modify any of Lender's rights or remedies under this Agreement.

SECTION 9. MISCELLANEOUS.

9.1 Joint and Several Obligations. If Co-Debtors consists of more than one person or entity, all Obligations of Co-Debtors under this Agreement shall be joint and several, and all references to Co-Debtors shall mean each and every Debtor.

9.2 Notices. All notices, requests and demands to or upon any party hereto shall be deemed to have been duly given or made upon receipt when sent by registered or certified mail, addressed to such party as follows, or to such other address as may be hereafter designated in writing by such party to the other party hereto: (i) three (3) Business Days after being deposited in the United States mail, proper postage prepaid; (ii) as of the Business Day after the day delivered to overnight courier when delivered to such courier by sender in timely fashion so as to permit next-day delivery; (iii) upon delivery, when personally delivered; and (iv) upon dispatch when sent by facsimile machine with confirmation of transmittal completion received by sender:

Co-Debtor: MICROHELIX, INC., an Oregon Corporation
19500 SW 90th Court
Tualatin, OR 97062
Attention: Ty Pettit
Fax:

Co-Debtor: MOORE ELECTRONICS, INC., an Oregon Corporation
19500 SW 90th Court
Tualatin, OR 97062
Attention: Ty Pettit
Fax:

Lender: VENCORE SOLUTIONS LLC
4500 SW Kruse Way, Suite 350
Lake Oswego, OR 97035
Attention: Jim Johnson
Fax: (503) 675-3136

9.3 Indemnity.

(a) Co-Debtors agree to pay, and to indemnify and save Lender harmless from any delay in paying, all taxes, including, without limitation, sales, use, stamp and personal property taxes (other than any corporate income,

capital, franchise or similar taxes payable by Lender with respect to the payments made to Lender hereunder or thereunder) and all license, filing, and registration fees and assessments and other charges, if any, which may be payable or determined to be payable in connection with the execution, delivery and performance of this Agreement or the Notes or any modification thereof.

(b) Co-Debtors hereby further agree to pay, indemnify, and hold Lender harmless from and against any and all other liabilities, obligations, losses, damages, penalties, claims, actions, judgments, suits, out-of-pocket costs, expenses (including reasonable legal expenses) or disbursements of any kind or nature whatsoever arising out of or relating to this Agreement, the Equipment or Lender's interest therein, including without limitation, the execution, delivery, enforcement, performance or administration of this Agreement and the Notes and the manufacture, purchase, ownership, possession, use, selection, operation or condition of the Equipment or any part thereof (the foregoing being referred to as the "indemnified liabilities"), provided, that Co-Debtors shall have no obligation hereunder with respect to indemnified liabilities arising from the gross negligence or willful misconduct of Lender, as finally determined by a court of competent jurisdiction.

9.4 Payment of Lender's Costs. Co-Debtors agree to pay upon demand all of Lender's out-of-pocket expenses, including attorneys' fees, incurred in connection with the negotiation and preparation of the Loan Documents, including any amendments or modifications thereto. If an Event of Default shall occur and be continuing, Co-Debtors agree to reimburse Lender for its reasonable attorney's fees, court costs and collection costs, whether or not any litigation is commenced by Lender, which are incurred by Seller to enforce or interpret any of the Loan Documents or collect any Obligations due to Lender, including, without limitation, (i) the reasonable costs and fees of a collection agency; and (ii) attorney's fees and costs incurred at trial, on appeal and in any mediation, arbitration or bankruptcy proceeding. All such amounts shall, until paid by Co-Debtors to Lender, constitute Obligations of Co-Debtors secured by the Collateral and shall be payable on demand.

9.5 Survival of Representations and Warranties. All representations and warranties made in this Agreement and any certificates delivered pursuant hereto or thereto shall survive the execution and delivery of this Agreement and the making of the Loans hereunder, and the agreements contained in Section 9.3 shall survive payment of the Notes.

9.6 Amendment; Waivers. No provision of this Agreement, the Notes, or any related agreements, may be amended or modified in any way, nor may noncompliance therewith be waived, except pursuant to a written instrument executed by Lender and Co-Debtors.

9.7 Counterparts. This Agreement may be executed by the parties hereto on any number of separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

9.8 Headings. The headings of the Sections and paragraphs are for convenience only, are not part of this Agreement and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

9.9 Successors or Assigns. THIS AGREEMENT SHALL BE BINDING UPON AND INURE TO THE BENEFIT OF CO-DEBTORS AND LENDER AND THEIR RESPECTIVE SUCCESSORS AND ASSIGNS, EXCEPT THAT CO-DEBTORS MAY NOT ASSIGN OR TRANSFER ITS RIGHTS HEREUNDER OR ANY INTEREST.

9.10 Entire Agreement. This Agreement, including all Notes and Supplements related hereto, contains the complete, final and exclusive statement of the terms of the agreement between Lender and Co-Debtors relating to the transactions hereby contemplated.

9.11 Choice of Law and Venue; Jury Trial Waiver.

(a) THE VALIDITY OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS (UNLESS EXPRESSLY PROVIDED TO THE CONTRARY IN ANOTHER LOAN DOCUMENT IN RESPECT OF SUCH OTHER LOAN DOCUMENT), THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF AND THEREOF, AND THE RIGHTS OF THE PARTIES HERETO AND THERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR THEREUNDER OR RELATED HERETO OR THERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF OREGON.

(b) **CO-DEBTORS IRREVOCABLY SUBMIT TO THE PERSONAL JURISDICTION OF ANY STATE OR FEDERAL COURT IN THE STATE OF OREGON, WITH VENUE IN MULTNOMAH COUNTY,**

OREGON, PROVIDED THAT NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE LENDER FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION AGAINST CO-DEBTORS OR THE COLLATERAL IN ANY OTHER JURISDICTION. EACH OF THE PARTIES HERETO EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND EACH OF THE PARTIES HERETO HEREBY WAIVES ANY OBJECTION WHICH IT MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS. EACH OF THE PARTIES HERETO HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINT AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO IT AT THE ADDRESS SET FORTH HEREIN, AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF SUCH PARTY'S ACTUAL RECEIPT THEREOF OR THREE (3) DAYS AFTER DEPOSIT IN THE U.S. MAIL, PROPER POSTAGE PREPAID.

(c) CO-DEBTORS AND LENDER HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF ANY OF THE LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. CO-DEBTORS AND LENDER REPRESENT THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS. IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

9.12 Severability; Intent to Limit Charges to Maximum Lawful Rate. If a court of competent jurisdiction finds any provision of this Agreement or other Loan Documents to be invalid or unenforceable as to any person or circumstance, such finding shall not render that provision invalid or unenforceable as to any other persons or circumstances. If feasible, any such offending provision shall be deemed to be modified to be within the limits of enforceability or validity; however, if the offending provision cannot be so modified, it shall be stricken and all other provisions of this Agreement in all other respects shall remain valid and enforceable. In no event shall the interest rate or rates payable under the Notes, plus any other amounts paid in connection herewith or therewith, exceed the highest rate permissible under any law that a court of competent jurisdiction shall, in a final determination, deem applicable. Co-Debtors and Lender, in executing and delivering this Agreement and the Notes, intend legally to agree upon the rate or rates of interest and manner of payment stated therein; provided, however, that, anything contained herein to the contrary notwithstanding, if said rate or rates of interest or manner of payment exceeds the maximum allowable under applicable law, then as of the date of this Agreement, Co-Debtors are and shall be liable only for the payment of such maximum as allowed by law, and payment received from Co-Debtors in excess of such legal maximum, whenever received, shall be applied to reduce the principal balance of the Obligations owing by it to the extent of such excess.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered as of the date countersigned by Lender below.

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LOAN AND SECURITY AGREEMENT
SIGNATURE PAGE

Agreed and consented to by LENDER:

LENDER:

VENCORE SOLUTIONS LLC
A DELAWARE LIMITED LIABLITY COMPANY

By: /s/ James Paul Johnson

Name: James Paul Johnson

Title: Senior Vice President

Date: 6/22/06

CO- DEBTOR:

MICROHELIX, INC.
AN OREGON CORPORATION

By: X /s/ Tyram H. Pettit

Name: X Tyram H. Pettit

Title: X President & CEO

Date: X 6/22/06

CO- DEBTOR:

MOORE ELECTRONICS, INC.
AN OREGON CORPORATION

By: X /s/ Tyram H. Pettit

Name: X Tyram H. Pettit

Title: X President & CEO

Date: X 6/22/06

EXHIBIT A

Promissory Note Number 01

Hereby made a part of Loan and Security Agreement Number1202

$350,000.00

FOR VALUE RECEIVED, MICROHELIX, INC. an Oregon Corporation and MOORE ELECTRONICS, INC., an Oregon Corporation (Co-Debtors) promise to pay to the order of VENCORE SOLUTIONS LLC ("Lender"), at such address as Lender may designate by notice to Co-Debtors, in lawful money of the United States, the principal sum of Three Hundred Fifty Thousand Dollars and 00/100 ($350,000.00) together with interest for a period of thirty-one (31) consecutive months. Each of the first thirty (30) consecutive monthly installments shall be Fourteen Thousand One Hundred Seventy-Five Dollars and 00/100 ($14,175.00), commencing on July 15th, 2006 ("Commencement Date") and continuing on the same day of each month thereafter until January 15, 2009, at which time the final payment of Thirty-Five Thousand Dollars and 00/100 ($35,000.00) ("Final Payment") of the outstanding principal balance and accrued interest shall be due in full.

Upon execution of this Note, Debtor will prepay the first and thirtieth payments due under this Note together with a documentation fee of Three Thousand Five Hundred Dollars ($3,500.00) and a security deposit of Thirty-Five Thousand Dollars and 00/100 ($35,000.00) and these amounts will be deducted from the proceeds of the Loan. Except for these prepayments, Debtor may not prepay any amounts due under this Note without the prior written consent of Lender, which may be given or withheld in its sole discretion.

This Note is one of the Notes referred to in the Loan and Security Agreement Number 1202 between Co-Debtors and Lender (as the same may from time to time be amended, supplemented or otherwise modified, the "Agreement"), is secured as provided in the Agreement, and is subject to the terms and provisions thereof. Capitalized terms used herein shall have the respective meanings given them in the Agreement unless otherwise defined herein or unless the context otherwise requires.

If a payment is more than ten (10) days late, Co-Debtors will be assessed a late fee and charged five percent (5%) of such payment.

Upon the occurrence and continuance of any one or more of the Events of Default specified in the Agreement, the amounts then remaining unpaid on this Note, together with any interest accrued, may be declared to be (or, with respect to certain Events of Default, automatically shall become) immediately due and payable in the sum of all existing delinquent principal payments, interest and late fees plus all future payments due under this Note discounted to present value at a discount rate of six percent (6%) per annum. Interest shall accrue on the accelerated balance at the lesser of eighteen percent (18%) per annum or the highest rate allowed under applicable law.

In the event that Lender or any holder of this Note shall institute any action for the enforcement or the collection of this Note, there shall be immediately due and payable, in addition to the unpaid balance hereof, all costs and expenses of such action, including reasonable attorneys' fees and costs, whether incurred at trial, on appeal or in any bankruptcy proceeding.

Co-Debtors and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, waive presentment, demand for payment, protest and notice of dishonor. Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this Note, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew, or extend (repeatedly and for any length of time) this loan, or release any party or guarantor or collateral; fail to realize upon or perfect Lender's security interest in the collateral; or take any other action deemed reasonably necessary by Lender without the consent of or notice to anyone. If Co-Debtors consists of more than one person or entity, all obligations of Co-Debtors herein shall be joint and several.

Exhibit A Signature Page.

LENDER:

VENCORE SOLUTIONS LLC
A DELAWARE LIMITED LIABLITY COMPANY

By: /s/ James Paul Johnson

Name: James Paul Johnson

Title: Senior Vice President

Date: 6/22/06

CO-DEBTOR:

MICROHELIX, INC.
AN OREGON CORPORATION

By: X /s/ Tyram H. Pettit

Name: X Tyram H. Pettit

Title: X President & CEO

Date: X 6/22/06

CO-DEBTOR:

MOORE ELECTRONICS, INC.
AN OREGON CORPORATION

By: X /s/ Tyram H. Pettit

Name: X Tyram H. Pettit

Title: X President & CEO

Date: X 6/22/06

EXHIBIT B

Supplement Number 1

Hereby made a part of Loan and Security Agreement Number 1202

and Promissory Note Number 01

This Supplement is executed and delivered by MICROHELIX, INC. an Oregon Corporation and MOORE ELECTRONICS, INC., an Oregon Corporation (Co-Debtors) pursuant to the terms of a Loan and Security Agreement Number 1202 between Co-Debtors and VENCORE SOLUTIONS LLC ("Lender"), as the same may from time to time be amended, supplemented or otherwise modified (the "Agreement"). Capitalized terms used herein shall have the respective meanings given them in the Agreement unless otherwise defined herein or unless the context otherwise requires.

1. Co-Debtors hereby represent and warrants that the personal property ("Unit of Equipment") set forth on Schedule I hereto is in their possession and in good working order.

2. Co-Debtors hereby affirm that (i) the representations and warranties set forth in Section 4 of the Agreement are true and correct in all material respects as of the date hereof; and (ii) no Default or Event of Default has occurred and is continuing.

3. Upon the funding thereof, Co-Debtors hereby affirm that Lender will have made a Loan to it for the purpose above described, which Loan is evidenced by a Note, in the principal amount of Three Hundred Fifty Thousand Dollars and 00/100 ($350,000.00).

4. Upon the funding thereof, Co-Debtors hereby affirm that Lender will have a security interest in the Unit of Equipment as set forth in Section 6.1 of the Agreement.

5. Upon the funding thereof, Co-Debtors hereby affirms that the Lender will have a security interest in all of Co-Debtors' equipment, in addition to the Unit of Equipment, currently and hereafter owned.

LENDER:
VENCORE SOLUTIONS LLC
A DELAWARE LIMITED LIABLITY COMPANY

By: /s/ James Paul Johnson

Name: James Paul Johnson

Title: Senior Vice President

Date: 6/22/06

CO-DEBTOR:
MICROHELIX, INC.
AN OREGON CORPORATION

By: X /s/ Tyram H. Pettit

Name: X Tyram H. Pettit

Title: X President & CEO

Date: X 6/22/06

CO-DEBTOR:
MOORE ELECTRONICS, INC.
AN OREGON CORPORATION

By: X /s/ Tyram H. Pettit

Name: X Tyram H. Pettit

Title: X President & CEO

Date: X 6/22/06

SCHEDULE I

Hereby made a part of Loan and Security Agreement Number 1202

and Promissory Note Number 01

QTY	NEW/USED	DESCRIPTION
1	USED	LOT WAREHOUSE SHELVES
1	USED	LOT SHELVING/RACKS
1	USED	LOT CASCADE SHELVING
1	USED	KOMAX K033 MACHINE
1	USED	WEIGHTRONIX COUNTING SCALE
1	USED	BAR CODE PRINTER
1	USED	3/M 10960-200 MDR PRESS
1	USED	LOT WORK BENCHES
1	USED	HI-POT TESTER S/N 14676
1	USED	EUBANKS CUTTER & AUTO PREFEED
~~1~~	~~USED~~	~~CIRRIS #2000 TESTER~~
1	USED	AIR COMPRESSOR
1	USED	PANDUIT DMI-046 MACHINE
1	USED	KOMAX 34 WIRE PROCESSOR
1	USED	KOMAX ALPHA 411
1	USED	DOMINO AMJET PRINTER
1	USED	CIRRIS #1000 TESTER
1	USED	SMITH/LATHE MILL
1	USED	MARK #15 1' MACHINE
1	USED	TYTON BENCH MOUNT SYSTEM
1	USED	DOCK LEVELERS/CASCO
1	USED	SCHLEUNIGER WIRE CUTTER
1	USED	PNEUMATIC CRIMP TOOL
1	USED	CIRRIS #1000M SYSTEM - TJ
1	USED	SLICE MODEL #122 S/N 1936138
1	USED	AME TEST STAMD W/ATTACH
2	USED	SCHLEUNIGER STRIPPER CSM-2015
1	USED	ERASER HAND STRIPPER VJ105
1	USED	TIE MACHINE 5/8" MODEL 604
1	USED	PHYSIO GREEN-CABLE FIXTURE
1	USED	QFX0298 POTTING/TEST FIXTURE
1	USED	COAXIAL CABLE STRIPPER (TYCO INV E0898373)
4	USED	POWERCHOICE (CRYSALIS ENTERPRISES)
1	USED	DESK
6	USED	OFFICE CHAIRS
1	USED	LOT DESKS/CHAIRS
4	USED	DESKS
2	USED	PHONE SYSTEM
1	USED	DEFIBRILLATOR
1	USED	EPSON PROJECTOR
1	USED	LOT FURNITURE
1	USED	MATRIX PHONE CABINET
1	USED	MATRIX T1
2	USED	FIRE POOF FILE CABINETS
1	USED	LOT K LOG - MOBILE TRAINING TABLES
1	USED	ABRA SERVER DIM XPS, PENT 3
1	USED	NEW FILE SERVER
1	USED	SONY LAPTOP GX300, RICKS
2	USED	COMPUTERDIMEN XPS PENT 3
4	USED	COMPUTER, DIMENSION L PENT 3

1	USED	COMPUTER, ENG DIMENSION 41
1	USED	COMPUTER L800 PENT 3
1	USED	COMPUTER
2	USED	COMPUTERS FOR PRODUCTION/QA
1	USED	COMPUTER FOR PRODUCTION
2	USED	COMPUTERS FOR FACILITIES/HR
1	USED	PRINTER FOR IT(IN PROD ADMIN)
2	USED	COMPUTER
1	USED	ADP SOFTWARE
20	USED	DELL COMPUTER/MONITOR
1	USED	DELL COMPUTER CORPORATE
7	USED	DELL COMPUTER/MONITOR
1	USED	COMPAQ
1	USED	INFOCUS PROJECTOR/CDW DIRECT
9	USED	DELL 370 MINI TOWER/PURCHASE
1	USED	LAPTOP-LATITUDE D610
1	USED	MICROSOFT OFFICE 2003 SMB (16)
1	USED	DELL COMPUTER
1	USED	PRO 5 SERVER
1	USED	MICROSOFT EXCHANGER SERVER
1	USED	DELL 003-006638195-004 (PROJECTOR)

LENDER:
VENCORE SOLUTIONS LLC
A DELAWARE LIMITED LIABLITY COMPANY

By: /s/ James Paul Johnson

Name: James Paul Johnson

Title: Senior Vice President

Date: 6/22/06

CO-DEBTOR:
MICROHELIX, INC.
AN OREGON CORPORATION

By: X /s/ Tyram H. Pettit

Name: X Tyram H. Pettit

Title: X President & CEO

Date: X 6/22/06

CO-DEBTOR:
MOORE ELECTRONICS, INC.
AN OREGON CORPORATION

By: X /s/ Tyram H. Pettit

Name: X Tyram H. Pettit

Title: X President & CEO

Date: X 6/22/06